SECURITIES AND EXCHANGE COMMISSION
                              washington, dc 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)         May 14, 2002
                                                     ---------------------------



                       Southern Connecticut Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)



       Connecticut                 333-59824                    06-1594123
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(State or Other Jurisdiction     (Docket Number)              (IRS Employer
 of Incorporation)                                          Identification No.)


215 Church Street, New Haven, CT                               06510
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(Address of Principal Executive                              (Zip Code)
Offices)



Registrant's telephone number, including area code    (203) 782-1100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         Southern Connecticut Bancorp, Inc. ("Bancorp") is filing this 8-K in order to report the adoption of three items that were presented to its shareholders for action at the 2002 annual meeting, which was held on May 14, 2002. In addition to electing directors and ratifying the appointment of its independent auditors for the year ending December 31, 2002, Bancorp's shareholders were asked to approve proposals to: (1) amend Bancorp's certificate of incorporation to increase its capital stock and the number of authorized shares of its common stock; (2) approve the 2002 Stock Option Plan for directors and employees of Bancorp and its wholly-owned subsidiary, The Bank of Southern Connecticut ("Bank"); and (3) amend Bancorp's certificate of incorporation to adopt a restriction on ownership of its common stock. The required vote for approval of these items was a majority of the votes cast by Bancorp's shareholders eligible to vote at the meeting. The items were approved by the required number of votes.

         The following is a brief summary of the proposals adopted by Bancorp's shareholders at the 2002 annual meeting. For more information about these proposals, please review Bancorp's Proxy Statement dated April 18, 2002. With respect to the increased capital stock, Bancorp's shareholders approved a proposal to increase the total authorized amount of Bancorp's capital stock from 3,000,000 shares to 5,500,000 shares and to increase the authorized number of shares of Bancorp common stock from 2,500,000 to 5,000,000.

         Bancorp's shareholders also approved the 2002 Stock Option Plan, which is intended to attract and retain the continued services of employees and directors of Bancorp and the Bank, encourage employees and directors to obtain or increase their stock ownership in Bancorp, and provide incentive compensation programs competitive with those of other similarly situated companies. An aggregate of 250,000 shares of Bancorp's common stock are reserved for issuance under the 2002 Stock Option Plan.

         Bancorp's shareholders approved a proposal to amend Bancorp's certificate of incorporation to prohibit any person, or group of persons acting in concert, from acquiring or offering to acquire ten percent or more of any class of the issued and outstanding stock of Bancorp unless (i) such acquisition has been approved prior to its consummation by at least two-thirds of the members of Bancorp's Board of Directors or by at least two-thirds of Bancorp's shareholders, and (ii) all required federal and state regulatory approvals have been obtained.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         There are no financial statements, pro forma financial information or exhibits filed as part of this Form 8-K.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SOUTHERN CONNECTICUT BANCORP, INC.




                                     By: /s/ Joseph V. Ciaburri
                                        ----------------------------------------
                                     Name: Joseph V. Ciaburri
                                     Title:  Chairman & Chief Executive Officer


Date:  May 23, 2002
















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